SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2009

THORNBURG MORTGAGE, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-11914	85-0404134
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 North Ridgetop Road
Santa Fe, New Mexico	87506
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (505) 989-1900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 1, 2009, Thornburg Mortgage, Inc., a Maryland corporation (the “Company”), together with certain of its wholly-owned direct and indirect subsidiaries, ADFITECH, Inc. (“ADFITECH”), Thornburg Acquisition Subsidiary, Inc., Thornburg Mortgage Home Loans, Inc. and Thornburg Mortgage Hedging Strategies, Inc. (collectively, the “Debtors”), filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Maryland (the “Bankruptcy Court”), under case numbers 09-17787, 09-17788, 09-17790, 09-17791 and 09-17792, respectively. The Chapter 11 cases are being jointly administered by the Bankruptcy Court as Case No. 09-17787 (the “Bankruptcy Cases”). Additional information concerning the Bankruptcy Cases can be found at http://chapter11.epiqsystems.com/thornburgmortgage.

The provisions of the Bankruptcy Code require the Debtors to file monthly operating reports with the Bankruptcy Court during the Bankruptcy Cases. On July 14, 2009, the Company filed on behalf of the Debtors, except for ADFITECH, their first such report, covering the period from May 1, 2009 through May 31, 2009 (the “Company May Report”), attached as Exhibit 99.1 hereto and incorporated herein by reference. On July 17, 2009, ADFITECH filed with the Bankruptcy Court its first monthly operating report, covering the period from May 1, 2009 through May 31, 2009 (the “ADFITECH May Report,” and together with the Company May Report, the “Monthly Operating Reports”), attached as Exhibit 99.2 hereto and incorporated herein by reference.

As previously announced, it is not expected that there will be any distribution to the Company’s equity holders in conjunction with the Bankruptcy Cases.

The Monthly Operating Reports are limited in scope, cover a limited time period and have been prepared solely for the purpose of complying with reporting requirements of the Bankruptcy Court and the Bankruptcy Code. The financial information contained in the Monthly Operating Reports is preliminary and unaudited and does not purport to show the financial statements of any of the Debtors in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and, therefore, may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. The Company cautions readers not to place undue reliance on the Monthly Operating Reports. The Monthly Operating Reports may be subject to revision. The Monthly Operating Reports are in a format required by the Bankruptcy Court and the Bankruptcy Code and should not be used for investment purposes. The information in the Monthly Operating Reports should not be viewed as indicative of future results.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit Number	Name of Exhibit
99.1	Monthly Operating Report of Thornburg Mortgage, Inc., and certain subsidiaries, for the period May 1, 2009 through and including May 31, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.2	Monthly Operating Report of ADFITECH, Inc. for the period May 1, 2009 through and including May 31, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORNBURG MORTGAGE, INC.

Date: July 24, 2009	By:	/s/ Larry A. Goldstone
Larry A. Goldstone, Chief Executive Officer and President

EXHIBIT INDEX

EXHIBIT NUMBER	NAME OF EXHIBIT
99.1	Monthly Operating Report of Thornburg Mortgage, Inc., and certain subsidiaries, for the period May 1, 2009 through and including May 31, 2009, filed with the United States Bankruptcy Court for the District of Maryland.

99.2	Monthly Operating Report of ADFITECH, Inc. for the period May 1, 2009 through and including May 31, 2009, filed with the United States Bankruptcy Court for the District of Maryland.